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                                                                    EXHIBIT 10.8

                               THIRD AMENDMENT TO
                          WHITING PETROLEUM CORPORATION
                          PRODUCTION PARTICIPATION PLAN

                This Third Amendment to the WHITING PETROLEUM CORPORATION PRODUCTION PARTICIPATION PLAN (the "Plan") is entered into this 30th day of December, 1997.

                WHEREAS, Whiting Petroleum Corporation (the "Company") is sponsoring the Whiting Petroleum Corporation Production Participation Plan (the "Plan") which became effective January 1, 1981; and

                WHEREAS, the Company has amended the Plan by a First Amendment dated December 2, 1983 and a Second Amendment dated November 9, 1989; and

                WHEREAS, under the Plan the Company reserves to itself, through action of its Board of Directors, the right to amend the Plan from time to time; and

                WHEREAS, the Company desires to amend the Plan in the manner set forth in this Third Amendment.

                NOW, THEREFORE, the Plan is hereby amended effective January 1, 1997 as follows:

                1. The first sentence of Section 4.6 of the Plan is hereby amended to read as follows:

                The Company may, at its sole option, purchase the entire vested interest under the Plan of any terminated or deceased Participant.

                2. Except as expressly amended by this Third Amendment, the Plan shall remain in full force and effect.

                IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

                                                COMPANY:

                                                WHITING PETROLEUM CORPORATION


                                                /s/  David A. Frawley
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